UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2006

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC
(Exact name of registrant as specified in its charter)

Delaware	000-49614	22-3663480

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, T-25
Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)

New Jersey	000-32503	42-1544079

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, T-20
Newark, New Jersey 07102-4194

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined is separately furnished by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 25, 2006, PSEG issued a press release, attached to this Form 8-K as Exhibit 99, announcing the election of Ralph Izzo as President and Chief Operating Officer of PSEG and also as a member of its Board of Directors. Mr. Izzo has also been elected to the Boards of Directors of PSEG’s subsidiaries, PSE&G, Power and Energy Holdings. These actions are effective as of October 1, 2006.

In related actions, E. James Ferland, Chairman of the Board, President and Chief Executive Officer of PSEG, submitted his resignation as President and Chief Operating Officer of PSEG, and Ralph Izzo submitted his resignation as President and Chief Operating Officer of PSE&G, both effective October 1, 2006.

The Board of Directors of PSE&G also elected Ralph LaRossa to succeed Mr. Izzo as President and Chief Operating Officer of PSE&G, also effective October 1, 2006.

Ralph Izzo, 48, has been President and Chief Operating Officer of PSE&G since October 2003. He joined PSEG in 1992 and was elected to several senior executive positions at PSEG and its subsidiaries, including: Senior Vice President – Utility Operations at PSE&G, Vice President – Appliance Service with PSE&G, Vice President – Corporate Planning for PSEG, Senior Vice President – Finance and Information Service with Energis Incorporated, and Vice President – Electric Ventures at PSE&G.

PSEG had previously entered into an employment agreement with Mr. Izzo dated October 18, 2003, covering his employment as President and Chief Operating Officer of PSE&G (or in other executive positions) through October 18, 2008. The agreement provides that his base salary, target annual incentive bonus and long-term incentive bonus will be determined based on compensation practices of similar companies and that annual salary will not be reduced during its term, and awarded him 250,000 options of PSEG Common Stock, 50,000 of which vest on October 18 of each year from 2004 through 2008, and expire on October 18, 2013, provided he has remained continuously employed by PSEG through each such vesting date. The agreement further provides that if Mr. Izzo is terminated without “cause” or resigns for “good reason” (as those terms are defined in the agreement) during the term of such agreement, the entire option award becomes vested and Mr. Izzo will be paid a benefit of two times base salary and target bonus, and his welfare benefits will be continued for two years unless he is sooner employed. In the event such a termination occurs after a “change in control” (also as defined in each agreement), the payment to the individual becomes three times the sum of salary and target bonus, continuation of welfare benefits for three years unless sooner reemployed, payment of the net present value of providing three years additional service under PSEG’s retirement plans and a gross-up for excise taxes due under the Internal Revenue Code on any termination payments. The agreement provides that Mr. Izzo is prohibited for one year from competing with and for two years from recruiting employees from, PSEG or its subsidiaries or affiliates, after termination of employment. Violation of these provisions requires a forfeiture of the option grants and certain benefits.

Ralph LaRossa, 43, has served as Vice President – Electric Delivery at PSE&G since April 2003. Prior to that, he served as Vice President – Delivery Operations Support at PSE&G. Mr. LaRossa joined PSE&G in 1985 and advanced through a variety of management positions in the utility’s electric and gas operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99	Press Release dated September 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: September 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: September 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: September 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.

(Registrant)

By:	/s/ Patricia A. Rado

Patricia A. Rado
Controller
(Principal Accounting Officer)

Date: September 27, 2006